Exhibit 10.1
THIRD AMENDMENT TO SALE AND SERVICING AGREEMENT
(Hercules Funding Trust I)
     THIS THIRD AMENDMENT TO THE SALE AND SERVICING AGREEMENT, dated as of July 28, 2006 (this “Amendment”), is entered into in connection with that certain Sale and Servicing Agreement, dated as of August 1, 2005 (as amended, supplemented, restated or replaced from time to time, the “Sale and Servicing Agreement”), by and among Hercules Funding Trust I, as the issuer (together with its successors and assigns in such capacity, the “Issuer”), Hercules Funding I, LLC, as the depositor (together with its successors and assigns in such capacity, the “Depositor”), Hercules Technology Growth Capital, Inc., as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), U.S. Bank National Association, as the indenture trustee (together with its successors and assigns in such capacity, the “Indenture Trustee”) and as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”), Lyon Financial Services, Inc. d/b/a/ U.S. Bank Portfolio Services, as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”) and Citigroup Global Markets Realty Corp., as the initial noteholder (together with its successors and assigns in such capacity, the “Initial Noteholder”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.
R E C I T A L S
     WHEREAS, the above-named parties have entered into the Sale and Servicing Agreement, and, pursuant to and, in accordance with Section 11.02 thereof, the parties hereto desire to amend the Sale and Servicing Agreement in certain respects as provided herein;
     NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
     SECTION 1. AMENDMENT.
     The definition of “Amortization Date ” in Section 1.1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     ““Amortization Date”: The date that occurs 364 days after July 31, 2006 (or if such date is not a Business Day, the preceding Business Day), as such date may be extended pursuant to Section 2.09.”
     SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.
     Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein and shall not constitute a novation of the Sale and Servicing Agreement.

     SECTION 3. REPRESENTATIONS.
     Each of the Issuer, Originator, Depositor and Servicer represent and warrant as of the date of this Amendment as follows:
     (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
     (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not violate (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;
     (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;
     (iv) this Amendment has been duly executed and delivered by it;
     (v) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and
     (vi) there is no Servicer Default, Event of Default or termination or optional termination, each as described in the Sale and Servicing Agreement.
     SECTION 4. CONDITIONS TO EFFECTIVENESS.
     The effectiveness of this Amendment is conditioned upon the following:
     (i) delivery of executed signature pages by all parties hereto;
     (ii) confirmation by the Initial Noteholder of receipt in immediately available funds of $312,500.00, constituting payment by the Issuer of the Renewal Fee.
     SECTION 5. MISCELLANEOUS.
     (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.
     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
     (f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     (g) By its signature below, the Indenture Trustee acknowledges that this Amendment shall constitute the notice required by Section 2.09 of the Sale and Servicing Agreement.
     (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE ISSUER:	HERCULES FUNDING TRUST I

By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

	By:	/s/ Rachel L. Simpson

Name: Rachel L. Simpson Title: Sr. Financial Services Officer

DEPOSITOR:	HERCULES FUNDING I LLC

	By:	/s/ Scott Harvey

Name: Scott Harvey Title: Vice President

THE ORIGINATOR
AND SERVICER:	HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

	By:	/s/ David M. Lund

Name: David M. Lund Title: Vice President Finance

THE COLLATERAL CUSTODIAN
AND INDENTURE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kyle Harcourt

Name: Kyle Harcourt Title: Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC.

	By:	/s/ Lisa M. Olm

Name: Lisa M. Olm Title: Director of Contract Administration

THE PAYING AGENT:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kyle Harcourt

Name: Kyle Harcourt Title: Vice President

THE INITIAL NOTEHOLDER:	CITIGROUP GLOBAL MARKETS REALTY CORP.

	By:	/s/ John Pawlowski

Name: John Pawlowski Title: Authorized Signer